UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2014

HIGH PERFORMANCE BEVERAGES COMPANY

(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5137 E. Armor St., Cave Creek, AZ 85331

(Address of principal executive offices) (Zip code)

602.326.8290

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On September 15, 2014, High Performance Beverages Company, a Nevada corporation (“Company”) issued 300,000,000 shares of common stock to each of Toby McBride and Michael Holley (“Issuance”). The Issuance was made in consideration for their services and contribution to the Company, including but not limited to causing the Company to sign Peter Busch to lead the advisory board, sign Joe Abrams the co-founder of Myspace to the advisory board, sign new sponsors, Joe Vellano of the New England Patriots , Ron Capps Funny car driver, Brian Brayman of the Philadelphia eagles, Shaun Draoughn of the San Diego Chargers and re-signed World champion Jason Quick of the Los Angeles Kings, create two brand new innovative drinks exclusively for the Company and sign a deal to bring in $1,500,000 to the Company.

The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGH PERFORMANCE BEVERAGES COMPANY

Dated: October 20, 2014	By:	/s/ Toby McBride
Name: Toby McBride
Title: Chief Executive Officer

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